UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
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FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	6/30/17

Item 1.  Schedule of Investments.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

PRINCIPAL AMOUNT		VALUE

	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 16.3% of Net Assets

	Convertible Notes (Restricted)(a) - 0.0% of Net Assets

	United States — 0.0%
70,629	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 3/31/18	$70,629
	TOTAL CONVERTIBLE NOTES	70,629

	Non-Convertible Notes - 16.3% of Net Assets

	Ireland — 0.5%
3,000,000	Endo Ltd/Endo Finance LLC/Endo Finco Inc., 6.00%, due 2/1/25 (b)	2,445,000
		2,445,000
	United Kingdom — 0.9%
4,000,000	Hikma Pharmaceuticals PLC, 4.25%, due 4/10/20	4,042,520
		4,042,520
	United States — 14.9%
3,200,000	AbbVie Inc., 4.50%, due 5/14/35	3,374,832
4,100,000	Actavis Funding SCS, 4.55%, due 3/15/35	4,376,045
2,000,000	Amgen Inc., 3.63%, due 5/22/24	2,086,306
4,475,000	Amgen Inc., 4.66%, due 6/15/51	4,739,710
2,790,000	Baxalta Inc., 4.00%, due 6/23/25	2,910,006
1,200,000	Becton Dickinson and Co., 3.73%, due 12/15/24	1,219,663
3,000,000	DaVita, Inc., 5.00%, due 5/1/25	3,007,500
4,000,000	EMD Finance LLC, 3.25%, due 3/19/25 (b)	4,014,084
2,890,000	Envision Healthcare Corporation, 5.63%, due 7/15/22	2,994,762
1,385,000	Express Scripts Holding Company, 3.50%, due 6/15/24	1,397,095
3,000,000	Gilead Sciences, Inc., 4.60%, due 9/1/35	3,216,651
2,000,000	GlaxoSmithKline Capital Inc., 2.80%, due 3/18/23	2,030,386
1,200,000	HCA Healthcare Inc., 5.25%, due 4/15/25	1,290,000
2,500,000	HCA Healthcare Inc., 5.38%, due 2/1/25	2,637,000
2,000,000	HCA Healthcare Inc., 5.88%, due 5/1/23	2,177,500
2,630,000	HCP, Inc., 4.20%, due 3/1/24	2,734,351
3,000,000	HealthSouth Corporation, 5.75%, due 11/1/24	3,078,750
8,000,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25 (b)	7,000,000
1,200,000	McKesson Corporation, 3.80%, due 3/15/24	1,249,032
1,200,000	Medtronic Inc., 4.38%, due 3/15/35	1,310,719
1,463,000	Merck & Co., Inc., 2.75%, due 2/10/25	1,458,299
2,115,000	Novartis Capital Corporation., 3.40%, due 5/6/24	2,207,047
3,500,000	Senior Housing Properties Trust, 4.75%, due 5/1/24	3,609,053
3,000,000	Tenet Healthcare Corporation., 6.75%, due 6/15/23	3,000,000
5,000,000	Zimmer Biomet Holdings, Inc., 4.25%, due 8/15/35	4,907,485
		72,026,276
	TOTAL NON-CONVERTIBLE NOTES	78,513,796
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $77,251,884)	78,584,425

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE

	CONVERTIBLE PREFERRED (Restricted)(a) (c) - 0.7% of Net Assets

	United States — 0.7%
1,307,690	BioClin Therapeutics, Inc. Series A	$849,999
505,049	BioClin Therapeutics, Inc. Series B	377,777
1,333,333	GenomeDx Biosciences, Inc. Series C	2,000,000
219,196	IlluminOss Medical, Inc. Series AA	219,196
206,483	IlluminOss Medical, Inc. Junior Preferred	206,483
	TOTAL CONVERTIBLE PREFERRED (Cost $3,453,443)	3,653,455

SHARES

	MANDATORY CONVERTIBLE PREFERRED STOCK - 0.9% of Net Assets
	Israel — 0.9%
7,000	Teva Pharmaceutical Industries Ltd., 7.00%, due 12/15/18	4,161,500
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $7,000,000)	4,161,500

	COMMON STOCKS AND WARRANTS - 98.2% of Net Assets

	Belgium — 3.7%
105,100	Galapagos NV (c)	8,025,870
142,500	UCB SA	9,802,814
		17,828,684
	Denmark — 1.9%
217,300	Novo Nordisk A/S (e)	9,319,997

	France — 4.0%
270,250	Cellectis S.A. (c) (e)	6,977,855
300,000	Innate Pharma SA (c)	3,745,109
179,900	Sanofi (e)	8,619,009
		19,341,973
	Germany — 2.4%
87,700	Bayer AG	11,338,851

	Ireland — 14.7%
99,000	Allergan plc	24,065,910
391,288	Avadel Pharmaceuticals plc (c) (e)	4,315,907
248,248	Endo International plc (c)	2,772,930
162,900	Horizon Pharma plc (c)	1,933,623
16,795	Jazz Pharmaceuticals plc (c)	2,611,622
61,900	Mallinckrodt plc (c)	2,773,739
222,196	Medtronic plc	19,719,895
37,300	Perrigo Company plc	2,816,896
60,513	Shire plc (e)	10,000,984
		71,011,506
	Israel — 3.0%
516,598	Foamix Pharmaceuticals Ltd. (c)	2,397,015

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE

	COMMON STOCKS AND WARRANTS — continued

	Israel — continued
368,300	Teva Pharmaceutical Industries Ltd. (e)	$12,234,926
		14,631,941
	Japan — 1.2%
88,000	Ono Pharmaceutical Co. Ltd.	1,917,653
35,100	Sosei Group Corporation (c)	3,854,056
		5,771,709
	Netherlands — 3.3%
1,405,324	Affimed N.V. (c)	2,880,914
232,352	Mylan N.V. (c)	9,019,905
241,021	uniQure N.V. (c)	1,491,920
92,800	Wright Medical Group N.V. (c)	2,551,072
		15,943,811
	Switzerland — 10.1%
398,662	Novartis AG (e)	33,276,317
484,000	Roche Holding AG (e)	15,391,200
		48,667,517
	United Kingdom — 9.8%
1,069,868	Adaptimmune Therapeutics plc (c) (e)	4,803,707
550,600	AstraZeneca PLC (e)	18,769,954
6,300	Cardinal Health, Inc.	490,896
359,000	GlaxoSmithKline plc (e)	15,480,080
215,000	Hikma Pharmaceuticals PLC	4,116,392
159,500	Verona Pharma plc (c) (e)	1,862,162
1,282,978	Verona Pharma plc (Restricted) (c)	1,714,461
513,192	Verona Pharma plc, warrants (expiration 4/27/22) (a) (c)	92,775
		47,330,427
	United States — 44.1%
41	AbbVie Inc.	2,973
101,600	Acadia Healthcare Company, Inc. (c) (d)	5,017,008
18,200	Alexion Pharmaceuticals, Inc. (c)	2,214,394
319,235	Ardelyx, Inc. (c)	1,628,099
31,700	Biogen Inc. (c)	8,602,112
12,000	BioMarin Pharmaceutical Inc. (c)	1,089,840
71,500	Celgene Corporation (c)	9,285,705
105,800	Celldex Therapeutics, Inc. (c)	261,326
24,300	Centene Corporation (c)	1,941,084
94,900	Community Health Systems, Inc. (c)	945,204
133,412	CVS Health Corporation	10,734,330
168,600	Diplomat Pharmacy, Inc. (c)	2,495,280
224,575	Dynavax Technologies Corporation (c)	2,167,149
150,095	Eli Lilly & Company	12,352,818
98,913	Entellus Medical, Inc. (c)	1,637,999
373,900	Gilead Sciences, Inc.	26,464,642

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE

	COMMON STOCKS AND WARRANTS — continued

	United States — continued
73,400	Global Medical REIT, Inc.	$656,196
9,455	HCA Healthcare, Inc. (c)	824,476
45,500	HCP, Inc.	1,454,180
68,000	Healthcare Realty Trust Inc.	2,322,200
46,000	Healthcare Trust of America, Inc.	1,431,060
12,781	Humana Inc.	3,075,364
17,657	IlluminOss Medical, Inc. warrants (Restricted, expiration 3/31/27) (a) (c)	0
64,000	Incyte Corporation (c)	8,058,240
92,360	Johnson & Johnson	12,218,304
56,900	Juno Therapeutics, Inc. (c)	1,700,741
200,324	Karyopharm Therapeutics Inc. (c)	1,812,932
30,000	LTC Properties, Inc.	1,541,700
37,700	McKesson Corporation	6,203,158
298,262	Medical Properties Trust, Inc.	3,838,632
288,114	Merck & Co., Inc.	18,465,226
62,898	Nevro Corp. (c)	4,681,498
567,997	New Senior Investment Group Inc.	5,708,370
213,000	Novavax, Inc. (c)	244,950
45,500	Omega Healthcare Investors, Inc.	1,502,410
164,050	Pfizer Inc.	5,510,439
74,103	Puma Biotechnology, Inc. (c)	6,476,602
23,725	Quorum Health Corporation (c)	98,459
94,800	Sabra Health Care REIT, Inc.	2,284,680
129,500	Sarepta Therapeutics, Inc. (c)	4,365,445
166,950	Senior Housing Properties Trust	3,412,458
2,118	The RMR Group Inc., Class A	103,041
6,509	Thermo Fisher Scientific Inc.	1,135,625
11,521	United Therapeutics Corporation (c)	1,494,619
45,071	UnitedHealth Group Inc.	8,357,065
430,000	Valeant Pharmaceuticals International, Inc. (c)	7,439,000
23,500	Ventas, Inc.	1,632,780
46,104	Vertex Pharmaceuticals Incorporated (c)	5,941,422
21,400	Welltower Inc.	1,601,790
116,669	Xenon Pharmaceuticals Inc. (c)	367,507
		212,800,532
	TOTAL COMMON STOCKS AND WARRANTS (Cost $572,024,449)	473,986,948

	EXCHANGE TRADED FUND - 1.2% of Net Assets
18,300	iShares Nasdaq Biotechnology ETF	5,674,464
	TOTAL EXCHANGE TRADED FUND (Cost $5,366,109)	5,674,464

The accompanying notes are an integral part of this Schedule of Investments.

PRINCIPAL AMOUNT

	SHORT-TERM INVESTMENT - 6.9% of Net Assets
$33,183,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $33,183,000, 0.01%, dated 6/30/17, due 7/03/17 (collateralized by U.S. Treasury Note 2.125%, due 5/15/25, market value $33,851,033)	$33,183,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $33,183,000)	33,183,000
	TOTAL INVESTMENTS - 124.2% (Cost $698,278,885)	599,243,792

NUMBER OF CONTRACTS (100 SHARES EACH)

	CALL OPTION CONTRACTS WRITTEN - (0.1)% of Net Assets
1,016	Acadia Healthcare Company, Inc. Jul17 45 Call	(492,760)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $172,736)	(492,760)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 124.1% (Cost $698,106,149)	598,751,032
	OTHER LIABILITIES IN EXCESS OF ASSETS - (24.1)%	(116,283,142)
	NET ASSETS - 100%	$482,467,890

(a)         Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)         Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)          Non-income producing security.

(d)         A portion of security is pledged as collateral for call options written.

(e)          American Depository Receipt

The accompanying notes are an integral part of this Schedule of Investments.

TEKLA WORLD HEALTHCARE FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Fund holds securities or other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the “Trustees”) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by Tekla Capital Management LLC (the Adviser) also using fair valuation policies and procedures approved by the Trustees described below. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of this Schedule of Investments.

Federal Income Tax Cost

At June 30, 2017, the cost of securities for Federal income tax purposes was $698,389,267. The net unrealized loss on securities held by the Fund was $99,145,475, including gross unrealized gain of $17,062,390 and gross unrealized loss of $116,207,865.

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to  protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security.  Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities.  Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

TEKLA WORLD HEALTHCARE FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

(continued)

The following forward contracts were held as of June 30, 2017:

Description	Counterparty	Settlement Date	Currency		Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
British Pound	Goldman Sachs Bank	07/31/17	17,528,717	GBP	$22,453,060	$22,849,106	$(396,045)
Danish Krone	Goldman Sachs Bank	07/31/17	37,015,133	DKK	5,651,224	5,693,479	(42,255)
Euro	Goldman Sachs Bank	07/31/17	23,274,619	EUR	26,420,347	26,618,485	(198,138)
Israeli Sheqel	Goldman Sachs Bank	07/31/17	27,527,380	ILS	7,835,192	7,898,746	(63,554)
Japanese Yen	Goldman Sachs Bank	07/31/17	437,550,349	JPY	3,904,897	3,894,437	10,460
Swiss Franc	Goldman Sachs Bank	07/31/17	23,880,572	CHF	24,901,275	24,944,523	(43,248)
						$91,898,776	$(732,780)

Average Notional Amount of Forward Contracts	$84,894,310

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended June 30, 2017, there was a transfer between Level 1 and 2 and no other transfers between Levels.  The amount of the transfer between Level 1 and Level 2 was $2,660,692. The investment was transferred due to a trading restriction and the value is being supported by significant observable inputs.  The Fund accounts for transfers between Levels at the beginning of the period.

TEKLA WORLD HEALTHCARE FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

(continued)

The following is a summary of the inputs used as of June 30, 2017 to value the Fund’s net assets

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Notes
United States			$70,629	$70,629
Non-Convertible Notes
Ireland		$2,445,000	—	2,445,000
United Kingdom		4,042,520	—	4,042,520
United States		72,026,276	—	72,026,276
Convertible Preferred
United States		—	3,653,455	3,653,455
Mandatory Convertible Preferred Stock
Israel	$4,161,500	—	—	4,161,500
Common Stocks and Warrants
Belgium	17,828,684	—	—	17,828,684
Denmark	9,319,997	—	—	9,319,997
France	19,341,973	—	—	19,341,973
Germany	11,338,851	—	—	11,338,851
Ireland	71,011,506	—	—	71,011,506
Israel	14,631,941	—	—	14,631,941
Japan	5,771,709	—	—	5,771,709
Netherlands	15,943,811	—	—	15,943,811
Switzerland	48,667,517	—	—	48,667,517
United Kingdom	45,523,191	1,714,461	92,775	47,330,427
United States	212,800,532	—	0	212,800,532
Exchange Traded Fund	5,674,464	—	—	5,674,464
Short-term Investment	—	33,183,000	—	33,183,000
Total	$482,015,676	$113,411,257	$3,816,859	$599,243,792

Other Financial Instruments
Assets
Forward Currency Contracts		$10,460	—	$10,460
Liabilities
Call Options Contracts Written	$(492,760)	—	—	(492,760)
Forward Currency Contracts	—	(743,240)	—	(743,240)
Total	$(492,760)	$(732,780)	$0	$(1,225,540)

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2016	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of June 30, 2017
Convertible Notes
United States	$0	$(45)	$70,674	$0	$0	$70,629
Convertible Preferred
United States	2,916,063	(1,592)	738,984	0	0	3,653,455
Common Stocks and Warrants
United Kingdom	88,800	2,879	1,096	0	0	92,775
United States	0	(11)	11	0	0	0
Total	$3,004,863	$1,231	$810,765	0	$0	$3,816,859
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017						$1,231

TEKLA WORLD HEALTHCARE FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at June 30,2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$92,775	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)
	3,724,084	Probability—weighted expected return model	Discount rate Price to sales multiple	18.05% - 58.58% (34.90%) 3.14 - 12.94 (6.96)
	$3,816,859

(a) The valuation technique used as a basis to approximate fair value of these investments is based upon    subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund’s Managed Assets at June 30, 2017.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at June 30, 2017. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$850,559	$0.65	$849,999
Series B Cvt. Pfd	3/3/17	377,777	0.75	377,777
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	2,002,271	1.50	2,000,000
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	152,415	1.00	219,196
Junior Preferred	1/21/16	70,421	1.00	206,483
Cvt. Promissory Note	3/28/17	70,663	100.00	70,629
Warrants (expiration 3/31/27)	3/28/17	11	0.00	0
Verona Pharma plc
Common Stock	4/27/17	2,430,235	1.34	1,714,461
		$5,954,352		$5,438,545

(#) See Schedule of Investments and corresponding footnotes for more information on each issuer.

Item 2.  Controls and Procedures.

(a.)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b.)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tekla World Healthcare Fund

By (Signature and Title)	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date	8/25/17

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Laura Woodward
Laura Woodward, Treasurer

Date	8/25/17